UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (D) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 3, 2009

SOUTHWEST WATER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-8176	95-1840947
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE WILSHIRE BUILDING
624 SOUTH GRAND AVENUE, SUITE 2900
LOS ANGELES, CALIFORNIA 90017-3782
(Address of Principal Executive Offices, including zip code)

(213) 929-1800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On July 31, 2009, the Company entered into an Amendment to its Credit Agreement dated as of February 15, 2008, among the Company, as borrower, and the several lender parties thereto, including Bank of America, as Administrative Agent.

 The Amendment cures anticipated events of default and grants the Company until August 28, 2009 to submit its quarterly report on Form 10-Q for the quarter ended March 31, 2009 and until September 18, 2009 to submit its quarterly report on Form 10-Q for the quarter ended June 30, 2009.

Item 9.01     Financial Statements and Exhibits

 The following exhibits are filed with this Current Report :

(d)  Exhibits

99.1	Press Release dated August 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST WATER COMPANY

		By:	/s/ William K. Dix
William K. Dix
Vice President, General Counsel and
Corporate Secretary

Dated:	August 3, 2009